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                                                                    EXHIBIT 10.1


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                               US CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED US CREDIT AGREEMENT (herein called this "Amendment") made as of the Effective Date (defined below in Section 3.1), by and among Devon Energy Corporation, a Delaware corporation ("US Borrower"), Bank of America, N.A., individually and as administrative agent ("US Agent"), and the US Lenders party to this Amendment. The Offer for Extension set forth in this Amendment is made by the undersigned Tranche B Lenders and shall be open for acceptance by US Borrower until (and including) June 5, 2003.

                              W I T N E S S E T H:

         WHEREAS, US Borrower, US Agent and US Lenders entered into that certain Amended and Restated US Credit Agreement dated as of June 7, 2002 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"), for the purpose and consideration therein expressed, whereby US Lenders became obligated to make loans to US Borrower as therein provided; and

         WHEREAS, pursuant to, and in compliance with the terms of, Section 1.1(c) of the Original Agreement, US Borrower has delivered to US Agent a Request for Offer of Extension and a copy thereof has been provided to all Tranche B Lenders; and

         WHEREAS, after taking into account the reallocations described in
Section 3.2 of this Amendment, all of the Tranche B Lenders have agreed to accept such Request for Offer of Extension; and

         WHEREAS, all of the Tranche B Lenders have agreed to extend the Tranche B Revolving Period until the Tranche B Conversion Date as described in Section
2.2 of this Amendment and US Agent hereby makes an Offer of Extension to US Borrower on such terms; and

         WHEREAS, US Borrower, US Agent and US Lenders party to this Amendment desire to amend the Original Agreement to, among other things, (a) add a new Letter of Credit subfacility to the Tranche B credit facility and (b) provide that the Existing Ocean Letters of Credit (defined below) shall be deemed to have been issued under the Original Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by US Lenders to US Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:



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                                   ARTICLE I.

                           Definitions and References

         Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement (defined below) shall have the same meanings whenever used in this Amendment.

         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

                  "Amendment" means this First Amendment to the Original Agreement.

                  "Effective Date" has the meaning given to such term in Section 3.1.

                  "Exiting Tranche B Lenders" means Bayerische Landesbank Girozentrale, Toronto Branch, and Local Oklahoma Bank.

                  "New Tranche B Lenders" means those financial institutions listed as a Tranche B Lender on Annex II hereto that are not Tranche B Lenders under the Original Agreement.

                  "US Agreement" means the Original Agreement as amended hereby.


                                   ARTICLE II.

                        Amendments to Original Agreement

         Section 2.1. Defined Terms - Tranche A & Tranche B Facilities.

         (a) The following definitions are hereby added to Annex I to the Original Agreement in alphabetical order:

                  "'Canadian LC Collateral' means amounts delivered to Canadian Agent pursuant to Section 2.11 of the Canadian Agreement and held as security for Canadian LC Obligations and the other Canadian Obligations."

                  "'Existing Ocean Letters of Credit' means those "Letters of Credit" (as defined by the Ocean Credit Agreement) issued pursuant to the Ocean Credit Agreement, as listed on Schedule 4."

                  "'Ocean' means Ocean Energy, Inc., a Delaware corporation, which changed its name as of April 25, 2003 to Devon OEI Operating, Inc."

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                  "'Ocean Credit Agreement' means that certain Revolving Credit
         Agreement dated as of May 31, 2002, among Ocean, JPMorgan Chase Bank, as administrative agent, and the financial institutions party thereto, as amended or supplemented."

                  "'TRA LC Collateral' means amounts delivered to US Agent pursuant to Section 2.6 of the US Agreement and held as security for TRA US LC Obligations and the other US Obligations."

                  "'TRA Letters of Credit' means all Letters of Credit issued pursuant to Article II of the US Agreement and those Existing Ocean Letters of Credit that are designated as TRA Letters of Credit on
         Schedule 4."

                  "'TRA Matured US LC Obligations' means all amounts paid by US LC Issuer on drafts or demands for payment drawn or made under or purported to be under any TRA Letter of Credit issued under the US Agreement and all other amounts due and owing to US LC Issuer under any LC Application for any such TRA Letter of Credit, to the extent the same have not been repaid to US LC Issuer (with the proceeds of Loans or otherwise)."

                  "'TRA US LC Obligations' means, at the time in question, with respect to the US Agreement, the sum of all TRA Matured US LC Obligations plus the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all TRA Letters of Credit issued under the US Agreement then outstanding."

                  "'TRA US LC Sublimit' means US $200,000,000."

                  "'US Facility Commitment Period" means (i) for purposes of the Competitive Bid Notes allocated to the Tranche A Loans, the period from the date of this Agreement until the Tranche A Maturity Date and (ii) for Competitive Bid Notes allocated to the Tranche B Loans, the period from the date of this Agreement until the Tranche B Maturity Date.

         (b) The following definitions in Annex I to the Original Agreement are hereby amended in their entirety to read as follows:

                  "'Matured US LC Obligations' means all TRA Matured US LC Obligations and all TRB Matured US LC Obligations."

                  "'Tranche A Facility Usage' means, at the time in question, the aggregate amount of Tranche A Loans and TRA US LC Obligations outstanding at such time under the US Agreement."

                  "'Unrestricted Subsidiary' means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization (i) which is listed below in this definition, or (ii) in which US Borrower did


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         not own an interest (directly or indirectly) as of the Closing Date, which thereafter became a Subsidiary of US Borrower and which, within 90 days after becoming a Subsidiary of US Borrower, was designated as an Unrestricted Subsidiary by US Borrower to US Agent; provided that
         (a) in the event any such Subsidiary becomes a Material Subsidiary at any time, such Subsidiary shall cease to be an Unrestricted Subsidiary at such time and shall automatically become a Restricted Subsidiary and
         (b) US Borrower may convert any Unrestricted Subsidiary to a Restricted Subsidiary by delivering to US Agent written notice of such conversion signed by the Senior Vice President - Finance, the Senior Vice President - Corporate Finance and Development, the Vice President - Corporate Finance, the Treasurer or the Vice President - Accounting of US Borrower as of the effective date of such conversion, which notice shall certify the following conditions precedent: (1) after giving effect to such conversion, all representations and warranties in any Loan Document applicable to such Subsidiary shall be true in all material respects on and as of such date as if made on and as of the date of such conversion (except to the extent that the facts upon which such representations are based have been changed by the extension of credit hereunder), and (2) after giving effect to such conversion, no Default or Event of Default shall occur solely as a result of such conversion. The Subsidiaries of US Borrower listed on Attachment 1 to this Annex I shall initially be designated as Unrestricted Subsidiaries."

                  "'US LC Issuer' means, with respect to any Letter of Credit, the issuer of such Letter of Credit, which shall be, at the request of US Borrower pursuant to Sections 2.1 and 2.1A of the US Agreement (as applicable), (a) Bank of America, (b) JPMorgan Chase Bank, or (c) another US Lender that is approved by US Agent and US Borrower and that agrees to be bound by the provisions of the US Agreement as a US LC Issuer in form acceptable to US Agent and US Borrower, and their respective successors in such capacities."

                  "'US LC Obligations' means all TRA US LC Obligations and all TRB US LC Obligations."

         (c) Paragraph (a) of the definition of Percentage Share in Annex I to the Original Agreement is hereby amended to replace the reference to "when no US Loans are outstanding" with the reference "when no US Loans or US LC Obligations are outstanding".

         (d) The definitions of "LC Collateral" and "US LC Sublimit" in Annex I of the Original Agreement are hereby deleted in their entirety. The definition of "Tranche A Percentage Share" in Annex I of the Original Agreement is hereby amended to replace each reference to "US LC Obligations" with "TRA US LC Obligations".

         Section 2.2. Defined Terms - Tranche B Facility.

         (a) The following definitions are hereby added to Annex I to the Original Agreement in alphabetical order:



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                  "'TRB LC Collateral' means amounts delivered to US Agent
         pursuant to Section 2.6A of the US Agreement and held as security for TRB US LC Obligations and the other US Obligations."

                  "'TRB Letters of Credit' means all Letters of Credit issued pursuant to Article IIA of the US Agreement and those Existing Ocean Letters of Credit that are designated as TRB Letters of Credit on
         Schedule 4."

                  "'TRB Matured US LC Obligations' means all amounts paid by US LC Issuer on drafts or demands for payment drawn or made under or purported to be under any TRB Letter of Credit issued under the US Agreement and all other amounts due and owing to US LC Issuer under any LC Application for any such TRB Letter of Credit, to the extent the same have not been repaid to US LC Issuer (with the proceeds of Loans or otherwise)."

                  "'TRB US LC Obligations' means, at the time in question, with respect to the US Agreement, the sum of all TRB Matured US LC Obligations plus the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all TRB Letters of Credit issued under the US Agreement then outstanding."

                  "'TRB US LC Sublimit' means US $100,000,000."

         (b) The following definitions in Annex I to the Original Agreement are hereby amended in their entirety to read as follows:

                  "'Tranche B Conversion Date' means the date which is 364 days after the date on which US Borrower executes and delivers to US Agent the First Amendment to Amended and Restated US Credit Agreement among US Borrower, US Agent and certain US Lenders, or such later day to which the Tranche B Conversion Date is extended pursuant to Section 1.1 of the US Agreement."

                  "'Tranche B Facility Usage' means, at the time in question, the aggregate amount of Tranche B Loans and TRB US LC Obligations outstanding at such time under the US Agreement."

                  "'Tranche B Maturity Date' means the date which is one year and one day after the Tranche B Conversion Date."

                  "'Tranche B Percentage Share' means with respect to any Tranche B Lender (i) when used in Article I of the US Agreement or in
         Article IIA of the US Agreement, in any Borrowing Notice thereunder or when no Tranche B Loans are outstanding, the Tranche B percentage set forth opposite such Tranche B Lender's name on the Lenders Schedule as modified by assignments of a Tranche B Lender's rights and obligations under the US Agreement made by or to such Lender in accordance with the terms of the US Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the


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         sum of the unpaid principal balance of such Lender's Tranche B Loans and such Lender's Percentage Share of the TRB US LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all Tranche B Loans at such time plus the aggregate amount of all TRB US LC Obligations outstanding at such time."

         Section 2.3. Fees.

         (a) The first sentence of Subsection (e) of Section 1.5 of the Original Agreement is hereby amended to add the following proviso thereto to read as follows:

         "; provided that for purposes of this calculation, Tranche B Facility Usage shall exclude outstanding TRB US LC Obligations to the extent that US Borrower has delivered TRB LC Collateral in respect thereof pursuant to Section 2.6A(c)."

         (b) Subsection (f) of Section 1.5 of the Original Agreement is hereby amended to replace the reference to "12.5 Basis Points" with "25 Basis Points".

         Section 2.4. Tranche A Letters of Credit.

         (a) The Original Agreement is hereby amended to rename Article II thereof to read as follows: "ARTICLE II - Tranche A Letters of Credit".

         (b) Article II of the Original Agreement is hereby amended to (i) replace each reference to "Letter of Credit" with "TRA Letter of Credit", (ii) replace each reference to "Letters of Credit" with "TRA Letters of Credit",
(iii) replace each reference to "Matured US LC Obligation" with "TRA Matured US LC Obligation", (iv) replace each reference to "Matured US LC Obligations" with "TRA Matured US LC Obligations", (v) replace each reference to "US LC Obligation" with "TRA US LC Obligation", (vi) replace each reference to "US LC Obligations" with "TRA US LC Obligations", (vii) replace each reference to "US LC Sublimit" with "TRA US LC Sublimit", and (viii) replace each reference to "LC Collateral" with "TRA LC Collateral".

         (c) Subsection (e) of Section 2.1 of the Original Agreement is hereby amended in its entirety to read as follows: "(e) [Intentionally Omitted];".

         (d) The last sentence of Section 2.2 of the Original Agreement is hereby amended in its entirety to read as follows: "If any provisions of any LC Application conflict with any provisions of this Agreement or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall govern and control."

         (e) The last sentence of Subsection (b) of Section 2.3 of the Original Agreement is hereby amended to replace the reference to "Default Rate" with "Default Rate applicable to US Base Rate Loans".



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         (f) Clause (a) of the first sentence of Section 2.4 of the Original
Agreement is hereby amended to replace the reference to "payable on the date of issuance" with "payable, to the extent not previously paid, in arrears on the last day of each Fiscal Quarter".

         (g) Section 2.6 of the Original Agreement is hereby amended in its entirety to read as follows:

         "Section 2.6. LC Collateral.

                  (a) TRA US LC Obligations in Excess of Tranche A Maximum Credit Amount. If, after the making of all mandatory prepayments required under Section 1.6(b), the TRA US LC Obligations outstanding under the US Agreement will exceed the Tranche A Maximum Credit Amount, then in addition to prepayment of the entire principal balance of the Tranche A Loans and US Swing Loans, US Borrower will immediately pay to US Agent an amount equal to such excess. US Agent will hold such amount as TRA LC Collateral to secure the remaining TRA US LC Obligations outstanding under the US Agreement and the other US Obligations, and such TRA LC Collateral may be applied from time to time to any TRA Matured US LC Obligations or other US Obligations which are due and payable. Neither this subsection nor the following subsection shall, however, limit or impair any rights which US Agent or US LC Issuer may have under any other document or agreement relating to any TRA Letter of Credit, TRA LC Collateral or TRA US LC Obligation, including, subject to the last sentence of Section 2.2, any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by US Borrower and any TRA LC Collateral under Section 3.1.

                  (b) Acceleration of US LC Obligations. If the US Obligations or any part thereof become immediately due and payable pursuant to
         Section 8.1 then, unless Tranche A Required Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by Tranche A Required Lenders at any time), all TRA US LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and US Borrower shall be obligated to pay to US Agent immediately an amount equal to the aggregate TRA US LC Obligations which are then outstanding to be held as TRA LC Collateral.

                  (c) Investment of TRA LC Collateral. Pending application thereof, all TRA LC Collateral shall be invested by US Agent (i) at any time when no Default or Event of Default has occurred that is continuing, in such Cash Equivalents as US Borrower may direct in writing to US Agent and (ii) at any time when a Default or Event of Default has occurred that is continuing, in such Cash Equivalents as US Agent may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to TRA Matured US LC Obligations or other US Obligations which are due and payable; provided that so long as no Default or Event of Default has occurred that is continuing, such interest on or other earnings in respect of such Investments shall be promptly paid to US Borrower upon its written request to US Agent. When all US


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         Obligations have been satisfied in full, including all TRA US LC
         Obligations, all TRA Letters of Credit have expired or been terminated, and all of US Borrower's reimbursement obligations in connection therewith have been satisfied in full, US Agent shall release to US Borrower any remaining TRA LC Collateral.

                  (d) Grant of Security Interest. US Borrower hereby assigns and grants to US Agent a continuing security interest in all TRA LC Collateral paid by it to US Agent, all Investments purchased with such TRA LC Collateral, and all proceeds thereof to secure its TRA Matured US LC Obligations and the other US Obligations hereunder, each US Note, and the other US Loan Documents. US Borrower further agrees that US Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest. When US Borrower is required to provide TRA LC Collateral for any reason and fails to do so on the day when required, US Agent may without notice to US Borrower or any other Restricted Person provide such TRA LC Collateral (whether by transfers from other accounts maintained with US Agent, or otherwise) using any available funds of US Borrower or any other Person also liable to make such payments."

         Section 2.5. Tranche B Letters of Credit. The Original Agreement is hereby amended to add a new Article IIA thereto immediately following Article II thereof to read as follows:


                   "ARTICLE IIA - Tranche B Letters of Credit

                  Section 2.1A. Tranche B Letters of Credit. Subject to the terms and conditions hereof, US Borrower may during the Tranche B Revolving Period request US LC Issuer to issue one or more TRB Letters of Credit, provided that, after taking such TRB Letter of Credit into account:

                  (a) the Tranche B Facility Usage does not exceed the Tranche B Maximum Credit Amount at such time;

                  (b) the aggregate amount of TRB US LC Obligations arising from TRB Letters of Credit issued under this Agreement at such time does not exceed the TRB US LC Sublimit;

                  (c) the expiration date of such TRB Letter of Credit is prior to the end of the Tranche B Maturity Date;

                  (d) such TRB Letter of Credit is to be used for general corporate purposes of US Borrower or one or more of its Subsidiaries;



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                  (e) the issuance of such TRB Letter of Credit will be in
         compliance with all applicable governmental restrictions, policies, and guidelines and will not subject US LC Issuer to any cost which is not reimbursable under Article III;

                  (f) the form and terms of such TRB Letter of Credit are acceptable to US LC Issuer in its reasonable discretion;

                  (g) all other conditions in this Agreement to the issuance of such TRB Letter of Credit have been satisfied.

         Subject to the terms and conditions set forth herein, US LC Issuer will, in reliance upon the agreements of the other Tranche B Lenders set forth in Section 2.3A(b), honor any such request if the foregoing conditions (a) through (g) (in the following Section 2.2A called the "TRB LC Conditions") have been met as of the date of issuance of such TRB Letter of Credit. US LC Issuer may choose to honor any such request for any other TRB Letter of Credit but has no obligation to do so and may refuse to issue any other requested TRB Letter of Credit for any reason which US LC Issuer in its sole discretion deems relevant.

                  Section 2.2A. Requesting Letters of Credit. US Borrower must make written application for any TRB Letter of Credit at least three Business Days before the date on which US Borrower desires for US LC Issuer to issue such TRB Letter of Credit. By making any such written application US Borrower shall be deemed to have represented and warranted that the TRB LC Conditions described in Section 2.1A will be met as of the date of issuance of such TRB Letter of Credit. Each such written application for a TRB Letter of Credit must be made in writing in the form customarily used by the US LC Issuer, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by US LC Issuer and US Borrower). Two Business Days after the TRB LC Conditions for a TRB Letter of Credit have been met as described in Section 2.1A (or if US LC Issuer otherwise desires to issue such TRB Letter of Credit), US LC Issuer will issue such TRB Letter of Credit at US LC Issuer's office. If any provisions of any LC Application conflict with any provisions of this Agreement or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall govern and control.

                  Section 2.3A. Reimbursement and Participations.

                  (a) Reimbursement by US Borrower. If the beneficiary of any TRB Letter of Credit issued hereunder makes a draft or other demand for payment thereunder, then Tranche B Loans that are US Base Rate Loans shall be made by Tranche B Lenders to US Borrower in the amount of such draft or demand notwithstanding the fact that one or more conditions precedent to the making of such US Base Rate Loans may not have been satisfied. Such US Base Rate Loans shall be made concurrently with US LC Issuer's payment of such draft or demand without any request therefor by US Borrower and shall


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         be immediately used by US LC Issuer to repay the amount of the resulting TRB Matured US LC Obligation.

                  (b) Participation by Lenders. US LC Issuer irrevocably agrees to grant and hereby grants to each Tranche B Lender, and to induce US LC Issuer to issue TRB Letters of Credit hereunder, each Tranche B Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from US LC Issuer, on the terms and conditions hereinafter stated and for such Tranche B Lender's own account and risk, an undivided interest equal to such Tranche B Lender's Tranche B Percentage Share of US LC Issuer's obligations and rights under each TRB Letter of Credit issued hereunder and the amount of each TRB Matured US LC Obligation paid by US LC Issuer thereunder. Each Tranche B Lender unconditionally and irrevocably agrees with US LC Issuer that, if a TRB Matured US LC Obligation is paid under any TRB Letter of Credit issued hereunder for which US LC Issuer is not reimbursed in full, whether pursuant to Section 2.3A(a) above or otherwise, such Tranche B Lender shall (in all circumstances and without set-off or counterclaim) pay to US LC Issuer on demand, in immediately available funds at US LC Issuer's address for notices hereunder, such Tranche B Lender's Tranche B Percentage Share of such TRB Matured US LC Obligation (or any portion thereof which has not been reimbursed by US Borrower). Each Tranche B Lender's obligation to pay US LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Tranche B Lender to US LC Issuer pursuant to this subsection is paid by such Tranche B Lender to US LC Issuer within three Business Days after the date such payment is due, US LC Issuer shall in addition to such amount be entitled to recover from such Tranche B Lender, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any Tranche B Lender to US LC Issuer pursuant to this subsection is not paid by such Tranche B Lender to US LC Issuer within three Business Days after the date such payment is due, US LC Issuer shall in addition to such amount be entitled to recover from such Tranche B Lender, on demand, interest thereon calculated from such due date at the Default Rate applicable to US Base Rate Loans.

                  (c) Distributions to Participants. Whenever US LC Issuer has in accordance with this section received from any Tranche B Lender payment of such Tranche B Lender's Tranche B Percentage Share of any TRB Matured US LC Obligation, if US LC Issuer thereafter receives any payment of such TRB Matured US LC Obligation or any payment of interest thereon (whether directly from US Borrower or by application of TRB LC Collateral or otherwise, and excluding only interest for any period prior to US LC Issuer's demand that such Tranche B Lender make such payment of its Tranche B Percentage Share), US LC Issuer will distribute to such Tranche B Lender its Tranche B Percentage Share of the amounts so received by US LC Issuer; provided, however, that if any such payment received by US LC Issuer must thereafter be returned by US LC Issuer, such Tranche B Lender shall return to US LC Issuer the portion thereof which US LC Issuer has previously distributed to it.



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                  (d) Calculations. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by US LC Issuer to US Borrower or any Tranche B Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

                  Section 2.4A. Letter of Credit Fees. In consideration of US LC Issuer's issuance of any TRB Letter of Credit, prior to the delivery of TRB LC Collateral pursuant to Section 2.6A(c) on the Tranche B Conversion Date, US Borrower agrees to pay (a) to US LC Issuer for its own account, a letter of credit fronting fee at a rate equal to 12.5 Basis Points per annum multiplied by the face amount of such TRB Letter of Credit, payable in arrears on the last day of each Fiscal Quarter and (b) to US Agent, for the account of all Tranche B Lenders in accordance with their respective Tranche B Percentage Shares, a letter of credit issuance fee calculated by applying the Applicable Margin for Tranche B Loans to the face amount of all TRB Letters of Credit outstanding on each day, payable in arrears on the last day of each Fiscal Quarter. Following the delivery of such TRB LC Collateral, US Borrower agrees to pay (a) to US LC Issuer for its own account, a letter of credit fronting fee at a rate equal to 6.25 Basis Points per annum multiplied by the face amount of such TRB Letter of Credit, and
         (b) to US Agent, for the account of all Tranche B Lenders in accordance with their respective Tranche B Percentage Shares, a letter of credit issuance fee at a rate equal to 12.5 Basis Points per annum multiplied by the face amount of all TRB Letters of Credit outstanding on each day, in each case, payable in arrears on the last day of each Fiscal Quarter.

                  Section 2.5A. No Duty to Inquire.

                  (a) Drafts and Demands. US LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any TRB Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. US LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any TRB Letter of Credit, and payment by US LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. US Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

                  (b) Extension of Maturity. If the maturity of any TRB Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any TRB Letter of Credit is made at the request of any Restricted Person, or if the amount of any TRB Letter of Credit is increased at the request of any Restricted Person, this Agreement shall be binding upon all Restricted Persons with respect to such TRB Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by US LC Issuer, US LC Issuer's correspondents, or any Lender Party in accordance with such extension, increase or other modification.

                  (c) Transferees of Letters of Credit. If any TRB Letter of Credit provides that it is transferable, US LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such TRB Letter of Credit, nor shall US LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by US LC Issuer to any purported transferee or transferees as determined by US LC Issuer is hereby authorized and approved, and US Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

                  Section 2.6A. TRB LC Collateral.

                  (a) TRB US LC Obligations in Excess of Tranche B Maximum Credit Amount. If, after the making of all mandatory prepayments required under Section 1.6(c), the TRB US LC Obligations outstanding under the US Agreement will exceed the Tranche B Maximum Credit Amount, then in addition to prepayment of the entire principal balance of the Tranche B Loans, US Borrower will immediately pay to US Agent an amount equal to such excess. US Agent will hold such amount as TRB LC Collateral to secure the remaining TRB US LC Obligations outstanding under the US Agreement and the other US Obligations, and such TRB LC Collateral may be applied from time to time to any TRB Matured US LC Obligations or other US Obligations which are due and payable. Neither this subsection nor the following subsections (b) and (c) shall, however, limit or impair any rights which US Agent or US LC Issuer may have under any other document or agreement relating to any TRB Letter of Credit, TRB LC Collateral or TRB US LC Obligation, including, subject to the last sentence of Section 2.2A, any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by US Borrower and any TRB LC Collateral under Section 3.1.

                  (b) Acceleration of US LC Obligations. If the US Obligations or any part thereof become immediately due and payable pursuant to
         Section 8.1 then, unless Tranche B Required Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by Tranche B Required Lenders at any time), all TRB US LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the TRB Letters of Credit have occurred, and US Borrower shall be obligated to immediately pay to US Agent an amount equal to the aggregate TRB US LC Obligations which are then outstanding to be held as TRB LC Collateral.

                  (c) Tranche B Conversion Date. If TRB US LC Obligations are outstanding on the Tranche B Conversion Date, US Borrower will immediately pay to US Agent an amount equal to such outstanding TRB US LC Obligations. US Agent will hold such amount as TRB LC Collateral to secure the remaining TRB US LC Obligations outstanding under the US Agreement and the other US Obligations, and such TRB LC Collateral may be applied from time to time to any TRB Matured US LC Obligations or other US Obligations which are due and payable.

                  (d) Investment of TRB LC Collateral. Pending application thereof, all TRB LC Collateral shall be invested by US Agent (i) at any time when no Default or Event of Default has occurred that is continuing, in such Cash Equivalents as US Borrower may direct in writing to US Agent and (ii) at any time when a Default or Event of Default has occurred that is continuing, in such Cash Equivalents as US LC Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to TRB Matured US LC Obligations or other US Obligations which are due and payable; provided that so long as no Default or Event of Default has occurred that is continuing, such interest on or other earnings in respect of such Investments shall be promptly paid to US Borrower upon its written request to US Agent. When all US Obligations have been satisfied in full, including all TRB US LC Obligations, all TRB Letters of Credit have expired or been terminated, and all of US Borrower's reimbursement obligations in connection therewith have been satisfied in full, US Agent shall release to US Borrower any remaining TRB LC Collateral.

                  (e) Grant of Security Interest. US Borrower hereby assigns and grants to US Agent a continuing security interest in all TRB LC Collateral paid by it to US Agent, all Investments purchased with such TRB LC Collateral, and all proceeds thereof to secure its TRB Matured US LC Obligations and the other US Obligations hereunder, each US Note, and the other US Loan Documents. US Borrower further agrees that US Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest. When US Borrower is required to provide TRB LC Collateral for any reason and fails to do so on the day when required, US Agent may without notice to US Borrower or any other Restricted Person provide such TRB LC Collateral (whether by transfers from other accounts maintained with US Agent, or otherwise) using any available funds of US Borrower or any other Person also liable to make such payments."

         Section 2.6. Tax Shelter Representation. Article V of the Original Agreement is hereby amended by adding thereto a new Section 5.14 immediately after Section 5.13 thereof to read as follows:

                  "Section 5.14. Tax Shelter Regulations. US Borrower does not intend to treat the US Loans and/or Letters of Credit issued hereunder and the transactions financed thereby as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event US Borrower determines to take any action inconsistent with such intention, it will promptly notify US Agent thereof. If US Borrower so notifies US Agent, US Borrower acknowledges that one or more of the US Lenders may treat its US Loans and/or Letters of Credit issued hereunder as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such US Lender or US Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation."

         Section 2.7. Tax Shelter Covenant. Section 6.4 of the Original Agreement is hereby amended by adding thereto a new subsection (d) immediately after subsection (c) thereof to read as follows:

                  "(d) Promptly after US Borrower has notified US Agent of any intention by US Borrower to treat the US Loans and/or Letters of Credit issued hereunder and the transaction financed thereby as being a "reportable transaction" (within the meaning of Treasury Regulation
         Section 1.6011-4), US Borrower shall deliver to US Agent a duly completed copy of IRS Form 8886 or any successor form."

         Section 2.8 Indebtedness. Subsections (m) and (o) of Section 7.1 of the Original Agreement are hereby amended in their entirety to read as follows:

                  "(m) (i) (A) Indebtedness in an aggregate principal amount not to exceed US $3,600,000,000 owed by Devon Financing ULC, and (B) other Indebtedness of Devon Financing ULC with respect to guaranties of Indebtedness of US Borrower, to the extent US Borrower is in compliance with the terms of Section 7.8 at the time such guaranties are executed and delivered, provided that in each case, the Devon Financing ULC Guaranties remain valid, binding and enforceable obligations of Devon Financing ULC or, if the Devon Financing ULC Guaranties have been terminated, replacement guaranty agreements on the same terms are executed by Devon Financing ULC and delivered to Canadian Agent and US Agent, respectively, pursuant to the Canadian Agreement and the US Agreement (along with documents similar to those specified in Section 4.1(d)(i), (e) and (g) with respect to Devon Financing ULC), and

                  (ii) with respect to any Restricted Subsidiary that assumes all or any portion of the Indebtedness described in the preceding subclause (i)(A) or otherwise becomes liable for the payment thereof to the holders thereof, (A) such Restricted Subsidiary's obligations with respect to such Indebtedness and (B) other Indebtedness of such Restricted Subsidiary with respect to guaranties of Indebtedness of US Borrower and Devon Financing ULC, to the extent US Borrower is in compliance with the terms of Section 7.8 at the time such guaranties are executed and delivered, provided that in each case such Restricted Subsidiary has executed and delivered guaranties in form substantially similar to the Devon Financing ULC Guaranties to Canadian Agent and US Agent, respectively, pursuant to the Canadian Agreement and the US Agreement."

                  "(o) miscellaneous items of Indebtedness of all Restricted Persons (other than US Borrower) not otherwise permitted in subsections
         (a) through (n) which do not in the aggregate exceed US $500,000,000 in principal amount at any one time outstanding."

         Section 2.9. Assignments and Participations. Subsection (a) of Section
10.6 of the Original Agreement is hereby amended to replace the reference to "$20,000,000" with "$10,000,000". The penultimate sentence of subsection (f) of
Section 10.6 is hereby amended in its entirety to read as follows:

         "If any US LC Issuer resigns as a US LC Issuer, it shall retain all the rights and obligations of a US LC Issuer hereunder with respect to all Letters of Credit issued by it outstanding as of the effective date of its resignation as a US LC Issuer and all US LC Obligations with respect thereto (including the right to require the Tranche A Lenders and the Tranche B Lenders, as applicable, to make US Base Rate Loans or fund participations in unreimbursed amounts pursuant to Section 2.3(b) or Section 2.3A(b))."

         Section 2.10. Confidentiality. Section 10.7 of the Original Agreement is hereby amended to add the following sentence at the end thereof:

         "Notwithstanding anything herein to the contrary, the term "information" shall not include, and the US Agent and each US Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions financed hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the US Agent or such US Lender relating to such tax treatment and tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the US Loans, Letters of Credit issued hereunder and transactions contemplated hereby."

         Section 2.11. Existing Ocean Letters of Credit. The Original Agreement is hereby amended to add a new Section 10.21 thereto immediately following
Section 10.20 thereof to read as follows:

                  "Section 10.21. Existing Ocean Letters of Credit. All obligations of Ocean and any Subsidiary of Ocean under the Ocean Credit Agreement and any LC Application in respect of the Existing Ocean Letters of Credit (including, but not limited to, all obligations to reimburse JP Morgan Chase Bank for drawings thereunder) (a) are hereby affirmed and continued in full force and effect, subject to the last sentence of Section 2.2 and the last sentence of Section 2.2A, under the terms of this Agreement and the other US Loan Documents, (b) are hereby assumed by US Borrower, and (c) shall constitute US LC Obligations hereunder; and Ocean and its Subsidiaries are hereby released from such obligations. The Existing Ocean Letters of Credit shall be deemed to have been issued by JPMorgan Chase Bank (as US LC Issuer) under, and the US LC Obligations in respect thereof shall be governed by and have the benefits of, this Agreement, the related LC Applications (subject to the last sentence of Section 2.2 and the last sentence of Section 2.2A); and the other US Loan Documents, provided that Letter of Credit No. 913560 has been issued by Bank of America and shall be deemed to have been issued by Bank of America (as US LC Issuer) under this Agreement."

         Section 2.12. Authorized Officers. The Original Agreement is hereby amended to replace each reference to "the Senior Vice President - Finance" with "the Senior Vice President - Finance, the Senior Vice President - Corporate Finance and Development, the Vice President - Corporate Finance".

         Section 2.13. Existing Ocean Letters of Credit Schedule. The Original Agreement is hereby amended to add a new Schedule 4 thereto immediately following Schedule 3 thereof to read as set forth in Schedule 1 hereof.

         Section 2.14. Unrestricted Subsidiaries. Attachment 1 to Annex I to the Original Agreement is hereby amended by adding the Subsidiaries set forth in
Schedule 2 hereto.

         Section 2.15. Lenders Schedule. Annex II to this Amendment is hereby substituted for Annex II to the Original Agreement.

         Section 2.16. LC Application. Exhibit G to the Original Agreement is hereby amended in its entirety by substituting therefor the LC Applications attached hereto as Annex I.

         Section 2.17. Waiver of Notice. Each Tranche B Lender hereby waives the requirement under Section 1.1(c) of the Original Agreement that a Request for Offer of Extension be made by a specific date prior to the current Tranche B Conversion Date of June 6, 2003 and further agrees that the date for acceptance by US Borrower of the Offer of Extension made hereby shall be extended to June 5, 2003, notwithstanding the terms of Section 1.1(c)(ii) of the Original Agreement.

                                  ARTICLE III.

                           Conditions of Effectiveness

         Section 3.1. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which US Borrower has executed and delivered this Amendment to US Agent (provided that US Borrower shall have executed this Amendment on or before June 5, 2003) and the following additional conditions are satisfied:

         (a) US Agent shall have received all of the following, at US Agent's office, in form, substance and date satisfactory to US Agent:

                  (i) this Amendment, duly executed by US Borrower, US Agent and US Required Lenders (including all Tranche B Lenders), other than Exiting Tranche B Lenders.

                  (ii) a Tranche B Note and a Competitive Bid Note duly executed by US Borrower payable to each New Tranche B Lender and a Tranche B Note to each other Tranche B Lender whose Tranche B Percentage Share of the Tranche B Maximum Credit Amount is changing after giving effect to the provisions of this Amendment.

                  (iii) a certificate of the Senior Vice President - Finance, the Senior Vice President - Corporate Finance and Development or the Vice President - Corporate Finance of US Borrower dated the date of this Amendment certifying: (i) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of such date, and (ii) that no Default exists at and as of such date.

                  (iv) a Consent and Agreement, duly executed by US Guarantor.

         (b) US Borrower shall have paid on or before such effective date all fees and reimbursements to be paid to US Agent and US Lenders pursuant to any US Loan Documents, or otherwise due US Agent or US Lenders and including fees and disbursements of US Agent's attorneys.

         (c) All commitments under the Ocean Credit Agreement shall have been contemporaneously terminated.

         Section 3.2. Special Effective Date Provisions.

         (a) From and after the Effective Date, (i) each Exiting Tranche B Lender shall cease to be a Tranche B Lender under the US Agreement, (ii) no Exiting Tranche B Lender shall have any obligations or liabilities under the US Agreement as a Tranche B Lender with respect to the period from and after the Effective Date, and, without limiting the foregoing, no Exiting Tranche B Lender shall have any commitment to make Tranche B Loans under the US

Agreement and (iii) no Exiting Tranche B Lender shall have any rights as a Tranche B Lender under the US Agreement or any other US Loan Document (other than rights under the US Agreement expressly stated to survive the termination of the US Agreement and the repayment of amounts outstanding thereunder). US Borrower and Tranche B Lenders hereby authorize US Agent to enter into appropriate documentation with the Exiting Tranche B Lenders confirming the foregoing provisions of this subsection.

         (b) From and after the Effective Date, each New Tranche B Lender (i) agrees that it shall be bound by the provisions of the US Agreement as a US Lender thereunder and shall have the obligations of a US Lender thereunder, (ii) confirms that it has received a copy of the US Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.2 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Tranche B Lender on the basis of which it has made such analysis and decision independently and without reliance on US Agent or any other US Lender, (iii) appoints and authorizes US Agent to take such action as agent on its behalf and to exercise such powers as it deems necessary under the US Agreement and any other US Loan Document as are delegated to US Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that (1) it will, independently and without reliance on US Agent or any other US Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the US Loan Documents, and
(2) it will perform in accordance with their terms all of the obligations which by the terms of the US Loan Documents are required to be performed by it as a US Lender.

         (c) From and after the Effective Date, JPMorgan Chase Bank agrees that it shall be bound by the provisions of the US Agreement as a US LC Issuer thereunder and shall have the obligations of a US LC Issuer thereunder.

         (d) Tranche B Lenders hereby authorize US Agent and US Borrower (i) in the event any Tranche B Loans are outstanding on the Effective Date, to request Tranche B Loans from the Tranche B Lenders (other than the Exiting Tranche B Lenders), to make prepayments of Tranche B Loans and (ii) to re-allocate commitments under the US Agreement among Tranche B Lenders in order to ensure that, upon the effectiveness of this Amendment, the Tranche B Loans (if any) and commitment of Tranche B Lenders shall be outstanding on a ratable basis in accordance with their respective Tranche B Percentage Shares, and no such borrowing, prepayment or re-allocation shall violate any provisions of the US Agreement. Tranche B Lenders hereby waive any requirements for minimum amounts of prepayments of Tranche B Loans, ratable re-allocations of the Tranche B Percentage Shares of Tranche B Lenders under the US Agreement and ratable payments on account of the principal or interest of any Tranche B Loan under the US Agreement to the extent such prepayment, re-allocation or payments are required pursuant to this subsection.

         Section 3.3. Offer to Extend. The Offer to Extend set forth herein shall be withdrawn and this Amendment shall be null and void if it is not executed and delivered by US Borrower on or before June 5, 2003.

                                   ARTICLE IV.

                         Representations and Warranties

         Section 4.1. Representations and Warranties of US Borrower. In order to induce the US Lenders to enter into this Amendment, US Borrower represents and warrants to each US Lender that:

         (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the US Agreement.

         (b) US Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the US Agreement. US Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of US Borrower hereunder.

         (c) The execution and delivery by US Borrower of this Amendment, the performance by US Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of US Borrower, or
(C) any agreement, judgment, license, order or permit applicable to or binding upon US Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in or require the creation of any Lien upon any assets or properties of US Borrower which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by US Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         (d) When duly executed and delivered, each of this Amendment and the US Agreement will be a legal and binding obligation of US Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         (e) The audited annual Consolidated financial statements of US Borrower dated as of December 31, 2002 and the unaudited quarterly Consolidated financial statements of US Borrower dated as of March 31, 2003 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for US Borrower. Copies of such financial statements have heretofore been delivered to each US Lender. Since such dates no material adverse change has occurred in the Consolidated financial condition or businesses of US Borrower.


                                   ARTICLE V.

                                  Miscellaneous

         Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The US Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the US Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of US Lenders under the US Agreement or any other US Loan Document nor constitute a waiver of any provision of the US Agreement or any other US Loan Document.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of US Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the US Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by US Borrower or any Restricted Person hereunder or under the US Agreement to any US Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, US Borrower under this Amendment and under the US Agreement.

         Section 5.3. US Loan Documents. This Amendment is a US Loan Document, and all provisions in the US Agreement pertaining to US Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

         THIS AMENDMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                            DEVON ENERGY CORPORATION
                            US Borrower


                            By:   /s/ Brian J. Jennings
                               -------------------------------------------------
                                      Brian J. Jennings
                                      Senior Vice President -
                                      Corporate Finance and Development


                            BANK OF AMERICA, N.A.
                            Administrative Agent, US LC Issuer,
                            Tranche A Lender and Tranche B Lender


                            By:   /s/ Richard L. Stein
                               -------------------------------------------------
                               Name:  Richard L. Stein
                               Title: Principal


                            JPMORGAN CHASE BANK
                            US LC Issuer, Tranche A Lender and
                            Tranche B Lender


                            By:   /s/ Russell A. Johnson
                               -------------------------------------------------
                               Name:  Russell A. Johnson
                               Title: Vice President


                            ABN AMRO BANK, N.V.
                            Tranche B Lender


                            By:   /s/ C. David Allman
                               -------------------------------------------------
                               Name:  C. David Allman
                               Title: Vice President


                            By:   /s/ John D. Reed
                               -------------------------------------------------
                               Name:  John D. Reed
                               Title: Vice President

                            BANK OF MONTREAL
                            Tranche A Lender and Tranche B Lender


                            By:   /s/ James V. Ducote
                               -------------------------------------------------
                               Name:  James V. Ducote
                               Title: Director


                            BANK OF OKLAHOMA, N.A.
                            Tranche B Lender

                            By:   /s/ T. Coy Gallatin
                               -------------------------------------------------
                               Name:  T. Coy Gallatin
                               Title: Senior Vice President


                            BANK ONE, NA (MAIN OFFICE - CHICAGO)
                            Tranche A Lender and Tranche B Lender



                            By:   /s/ Pete S. Torres
                               -------------------------------------------------
                               Name:  Pete S. Torres
                               Title: Director


                            BARCLAYS BANK PLC
                            Tranche B Lender


                            By:   /s/ Nicholas A. Bell
                               -------------------------------------------------
                               Name:  Nicholas A. Bell
                               Title: Director
                                      Loan Transaction Management


                            BNP PARIBAS
                            Tranche B Lender


                            By:   /s/ Brian M. Malone
                               -------------------------------------------------
                               Name:  Brian M. Malone
                               Title: Managing Director



                            By:   /s/ Gabe Ellisor
                               -------------------------------------------------
                               Name:  Gabe Ellisor
                               Title: Vice President

                            CITIBANK, N.A.
                            Tranche A Lender and Tranche B Lender


                            By:   /s/ Todd J. Mogil
                               -------------------------------------------------
                               Name:  Todd J. Mogil
                               Title: Attorney-In-Fact


                            CREDIT LYONNAIS NEW YORK BRANCH
                            Tranche B Lender


                            By:  /s/ Olivier Audemard
                               -------------------------------------------------
                               Name:  Olivier Audemard
                               Title: Senior Vice President


                            CREDIT SUISSE FIRST BOSTON
                            Tranche B Lender


                            By:   /s/ James P. Moran
                               -------------------------------------------------
                               Name:  James P. Moran
                               Title: Director


                            By:   /s/ David J. Dodd
                               -------------------------------------------------
                               Name:  David J. Dodd
                               Title: Associate

                            DEN NORSKE BANK ASA
                            Tranche B Lender


                            By:   /s/ Nils Fykse
                               -------------------------------------------------
                               Name:  Nils Fykse
                               Title: Senior Vice President


                            By:   /s/ Stig Kristiansen
                               -------------------------------------------------
                               Name:  Stig Kristiansen
                               Title: Vice President


                            DEUTSCHE BANK AG NEW YORK BRANCH
                            Tranche A Lender and Tranche B Lender


                            By:   /s/ Philippe Sandmeier
                               -------------------------------------------------
                               Name:  Philippe Sandmeier
                               Title: Director


                            By:   /s/ Oliver Riedinger
                               -------------------------------------------------
                               Name:  Oliver Riedinger
                               Title: Vice President


                            ING CAPITAL, LLC
                            Tranche B Lender


                            By:   /s/ Ronald Scherpenhuijsen Rom
                               -------------------------------------------------
                               Name:  Ronald Scherpenhuijsen Rom
                               Title: Managing Director

                            MERRILL LYNCH BANK USA
                            Tranche B Lender


                            By:   /s/ Louis Alder
                               -------------------------------------------------
                               Name:  Louis Alder
                               Title: Vice President


                            MORGAN STANLEY BANK
                            Tranche B Lender


                            By:   /s/ Jaap L. Tonckens
                               -------------------------------------------------
                               Name:  Jaap L. Tonckens
                               Title: Vice President
                                      Morgan Stanley Bank


                            ROYAL BANK OF CANADA
                            Tranche A Lender and Tranche B Lender


                            By:   /s/ Linda M. Stephens
                               -------------------------------------------------
                               Name:  Linda M. Stephens
                               Title: Senior Manager


                            SOCIETE GENERALE
                            Tranche B Lender


                            By:   /s/ Spencer N. Smith
                               -------------------------------------------------
                               Name:  Spencer N. Smith
                               Title: Vice President


                            SOUTHWEST BANK OF TEXAS, N.A.
                            Tranche B Lender


                            By:   /s/ Bryan Chapman
                               -------------------------------------------------
                               Name:  Bryan Chapman
                               Title: Vice President, Energy Lending

                            THE BANK OF NEW YORK
                            Tranche A Lender and Tranche B Lender


                            By:   /s/ Raymond J. Palmer
                               -------------------------------------------------
                               Name:  Raymond J. Palmer
                               Title: Vice President


                            THE BANK OF NOVA SCOTIA
                            Tranche B Lender


                            By:   /s/ N. Bell
                               -------------------------------------------------
                               Name:  N. Bell
                               Title: Senior Manager


                            THE BANK OF TOKYO - MITSUBISHI, LTD.
                            HOUSTON AGENCY
                            Tranche B Lender


                            By:   /s/ Kelton Glasscock
                               -------------------------------------------------
                               Name:  Kelton Glasscock
                               Title: VP & Manager


                            By:   /s/ Jay Fort
                               -------------------------------------------------
                               Name:  Jay Fort
                               Title: Vice President


                            UBS AG, CAYMAN ISLANDS BRANCH
                            Tranche B Lender


                            By:   /s/ Patricia O'Kicki
                               -------------------------------------------------
                               Name:  Patricia O'Kicki
                               Title: Director


                            By:   /s/ Wilfred Saint
                               -------------------------------------------------
                               Name:  Wilfred Saint
                               Title: Associate Director

                            UMB BANK, n.a.
                            Tranche A Lender and Tranche B Lender


                            By:   /s/ Richard J. Lehrter
                               -------------------------------------------------
                               Name:  Richard J. Lehrter
                               Title: Community Bank President


                            WACHOVIA BANK, NATIONAL
                            ASSOCIATION
                            Tranche A Lender and Tranche B Lender


                            By:   /s/ James Kipp
                               -------------------------------------------------
                               Name:  James Kipp
                               Title: Managing Director


                            WELLS FARGO BANK TEXAS, N.A.
                            Tranche B Lender


                            By:   /s/ Dustin S. Hansen
                               -------------------------------------------------
                               Name:  Dustin S. Hansen
                               Title: Assistant Vice President

                                                            First Amendment (US)


                              CONSENT AND AGREEMENT


         Devon Financing Corporation, U.L.C., a Nova Scotia unlimited liability company, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty dated as of June 7, 2002 (the "DFC Guaranty") made by it for the benefit of US Agent and Lenders executed pursuant to the US Agreement and the other US Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the DFC Guaranty and such other US Loan Documents shall remain in full force and effect.



                            DEVON FINANCING CORPORATION, U.L.C.



                            By:   /s/ Brian J. Jennings
                               -------------------------------------------------
                               Name:  Brian J. Jennings
                               Title: Senior Vice President

                                   SCHEDULE 1
                                       TO
                                 FIRST AMENDMENT

                                                                      SCHEDULE 4

                        EXISTING OCEAN LETTERS OF CREDIT


TRB LETTERS OF CREDIT

         None.

TRA LETTERS OF CREDIT


DEVON OEI OPERATING INC. (F/K/A OCEAN ENERGY INC.)
ACTIVE/OUTSTANDING LETTERS OF CREDIT
AS OF             5/15/2003



                 ISSUE          ISSUING                                                               EXPIRATION
   LC/ NO.        DATE           BANK                    BENEFICIARY                  AMOUNT             DATE
--------------- --------- ------------------- ----------------------------------- ---------------- -----------------
P-259686        05/14/91  Chase Manhattan     Insurance Co. of North America            25,000.00      01/30/04
                                              (CIGNA/ACE)

P-753484        02/18/94  Chase Manhattan     American Home Assurance, et al.          960,000.00      01/30/04
D-299353        03/29/00  Chase Texas         National Union Fire Insurance            600,000.00      03/21/04
D-213486        05/09/01  Chase Texas         National Union Fire Insurance            350,000.00      05/08/03
913560          08/10/93  Bank of America     Hambros Trust Company (Jersey)        15,998,416.43      08/11/03
                          (formerly Nations)  Ltd.

D-287153        05/03/99  Chase Texas         Sociedade Nacional de                  5,625,000.00      07/15/03
                                              Combustiveis de Angola

D-216598        08/14/01  Chase Texas         Agencia Nacional do Petroleo             500,000.00      03/30/05
P-235458        03/10/03  JP Morgan Chase NY  JP Morgan Chase Bank London,         105,000,000.00      03/11/04
                                              England
TOTAL                                                                            $ 129,058,416.43